Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Sapiens [Member] - Acquisition of Thor Denmark Holding ApS and its subsidiaries [Member]
$ in Thousands
Nov. 30, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 4,666
Other long-term assets	4,255
Intangible assets	29,946
Goodwill	57,509
Current liabilities	(2,212)
Deferred revenues	(5,742)
Deferred tax liabilities	(7,181)
Other long-term liabilities	(8,257)
Total assets acquired, net of acquired cash	$ 72,948